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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                   FORM 8-K/A


                               Amendment No. 1 to
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 31, 1999


                             ADVANCE PARADIGM, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-21447                  75-2493381
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


      545 E. John Carpenter Freeway, Suite 1570, Irving, Texas   75062
            (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (972) 830-6199


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 15, 1999, Advance Paradigm, Inc. (the "Company") filed a Current Report on Form 8-K (the "Form 8-K") pertaining to its March 31, 1999 acquisition of Foundation Health Pharmaceutical Services, Inc. ("FHPS"), the parent company of Foundation Health Systems, Inc.'s pharmacy benefit management company, Integrated Pharmaceutical Services, Inc. At the time of the filing of the Form 8-K, it was impractical for the Company to provide financial statements for FHPS or pro forma financial information for the Company relative to the acquisition of FHPS. Pursuant to the instructions for Item 7 of the Form 8-K, the Company hereby amends Item 7 to the Form 8-K to include the previously omitted information as follows:


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Financial Statements of Businesses Acquired

        The financial statements of FHPS are submitted herewith as Exhibit 99.1.

        (b)  Pro Forma Financial Information

        The pro forma combined financial statements are submitted herewith as Exhibit 99.1.

        (c)  Exhibits

        The following exhibits are filed as part of this report on Form 8-K:

             Exhibit No.    Exhibit
             -----------    -------

                2.1 Purchase Agreement among Foundation Health Systems, Inc., Foundation Health Corporation, Foundation Health Pharmaceutical Services, Inc., Integrated Pharmaceutical Services, Inc. and Advance Paradigm, Inc., dated as of February 26, 1999, incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed April 15, 1999.

                4.1 Warrant Agreement by and between Advance Paradigm, Inc. and Foundation Health Systems, Inc., dated as of February 26, 1999, incorporated by reference to
                            Exhibit 4.1 of the Company's Current Report on Form 8-K filed April 15, 1999.


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                10.1        Pharmacy Benefit Services Agreement by and between
                            Advance Paradigm, Inc., Foundation Health Systems, Inc. and Integrated Pharmaceutical Services, Inc., effective as of April 1, 1999, incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed April 15, 1999.

                10.2 Credit Agreement among Advance Paradigm, Inc., the Banks named in the Credit Agreement, NationsBanc Montgomery Securities LLC and NationsBank, N.A., dated as of March 31, 1999, incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K filed April 15, 1999.

                10.3 Guaranty by each subsidiary of Advance Paradigm, Inc., in favor of NationsBank, N.A., dated as of March 31, 1999, incorporated by reference to Exhibit
                            10.3 of the Company's Current Report on Form 8-K filed April 15, 1999.

                99.1 Audited Financial Statements of Foundation Health Pharmaceutical Services, Inc. as of December 31, 1998 and for the years ended December 31, 1998 and 1997, and Certain Unaudited Pro Forma Combined Financial Data.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADVANCE PARADIGM, INC.


Date:  June 11, 1999                    By:  /s/ David D. Halbert
                                            -----------------------------------
                                        Name:  David D. Halbert
                                        Title: Chairman of the Board, Chief
                                               Executive Officer and President



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                                 EXHIBIT INDEX

             Exhibit No.    Exhibit
             -----------    -------
                2.1         Purchase Agreement among Foundation Health Systems,
                            Inc., Foundation Health Corporation, Foundation
                            Health Pharmaceutical Services, Inc., Integrated
                            Pharmaceutical Services, Inc. and Advance Paradigm,
                            Inc., dated as of February 26, 1999, incorporated by
                            reference to Exhibit 2.1 of the Company's Current
                            Report on Form 8-K filed April 15, 1999.

                4.1         Warrant Agreement by and between Advance Paradigm,
                            Inc. and Foundation Health Systems, Inc., dated as of February 26, 1999, incorporated by reference to
                            Exhibit 4.1 of the Company's Current Report on Form
                            8-K filed April 15, 1999.

                10.1        Pharmacy Benefit Services Agreement by and between
                            Advance Paradigm, Inc., Foundation Health Systems,
                            Inc. and Integrated Pharmaceutical Services, Inc., effective as of April 1, 1999, incorporated by reference to Exhibit 10.1 of the Company's Current
                            Report on Form 8-K filed April 15, 1999.

                10.2        Credit Agreement among Advance Paradigm, Inc., the
                            Banks named in the Credit Agreement, NationsBanc
                            Montgomery Securities LLC and NationsBank, N.A., dated as of March 31, 1999, incorporated by reference to Exhibit 10.2 of the Company's Current
                            Report on Form 8-K filed April 15, 1999.

                10.3 Guaranty by each subsidiary of Advance Paradigm, Inc., in favor of NationsBank, N.A., dated as of March 31, 1999, incorporated by reference to Exhibit
                            10.3 of the Company's Current Report on Form 8-K filed April 15, 1999.

                99.1        Audited Financial Statements of Foundation Health
                            Pharmaceutical Services, Inc. as of December 31,
                            1998 and for the years ended December 31, 1998 and 1997, and Certain Unaudited Pro Forma Combined
                            Financial Data.